PPG Acquires AkzoNobel’s North American Architectural Coatings Business Charles E. Bunch – Chairman of the Board and Chief Executive Officer David B. Navikas – Senior Vice President Finance and Chief Financial Officer J. Rich Alexander – Executive Vice President Global Architectural Coatings Information current as of December 14, 2012 Exhibit 99.1

Forward Looking Statement 2 Statements contained herein relating to matters that are not historical facts are forward-looking statements reflecting PPG’s current view with respect to future events and financial performance. These matters within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, involve risks and uncertainties that may affect PPG’s operations, as discussed in PPG’s filings with the Securities and Exchange Commission pursuant to Sections 13(a), 13(c) or 15(d) of the Exchange Act, and the rules and regulations promulgated thereunder. Accordingly, many factors could cause actual results to differ materially from the forward-looking statements contained herein. Such factors include global economic conditions, increasing price and product competition by foreign and domestic competitors, fluctuations in cost and availability of raw materials, the ability to maintain favorable supplier relationships and arrangements, the realization of anticipated cost savings from restructuring initiatives, difficulties in integrating acquired businesses and achieving expected synergies therefrom, economic and political conditions in international markets, the ability to penetrate existing, developing and emerging foreign and domestic markets, foreign exchange rates and fluctuations in such rates, fluctuations in tax rates, the impact of future legislation, the impact of environmental regulations, unexpected business disruptions, and the unpredictability of existing and possible future litigation, including litigation that could result if the asbestos settlement discussed in PPG’s filings with the Securities and Exchange Commission does not become effective. This presentation also contains statements about PPG’s Agreement to purchase the North American architectural coatings business of AkzoNobel (the “Akzo Transaction”) and PPG’s agreement to separate its commodity chemicals business and merge it with a subsidiary of Georgia Gulf Corporation (the “Georgia Gulf Transaction” and together with the Akzo Transaction, the “Transactions”). Many factors could cause actual results to differ materially from the company’s forward-looking statements with respect to the Transactions, including, the parties’ ability to satisfy the conditions to the closing of the Transactions; the parties’ ability to complete the Transactions on anticipated terms and schedule, the ability of Georgia Gulf to obtain shareholder approval of the Georgia Gulf Transaction, the anticipated tax treatment of the Georgia Gulf Transaction; risks relating to the ability of the parties to obtain regulatory approvals for the Transactions, any unforeseen liabilities, future capital expenditures, revenues, expenses, earnings, synergies, economic performance, indebtedness, financial condition, losses and future prospects; business and management strategies for the management, expansion and growth of PPG’s operations; PPG’s ability to integrate the North American architectural coatings business of AkzoNobel after the closing and to achieve anticipated synergies; and the risk that disruptions from the Transactions will harm PPG’s business. However, it is not possible to predict or identify all such factors. Consequently, while the list of factors presented here and in PPG’s Form 10-K for the year ended December 31, 2011 are considered representative, no such list should be considered to be a complete statement of all potential risks and uncertainties. Unlisted factors may present significant additional obstacles to the realization of forward-looking statements. Consequences of material differences in results compared with those anticipated in the forward-looking statements could include, among other things, business disruption, operational problems, financial loss, legal liability to third parties and similar risks, any of which could have a material adverse effect on PPG’s consolidated financial condition, results of operations or liquidity. All information in this presentation speaks only as of December 14, 2012, and any distribution of this presentation after that date is not intended and will not be construed as updating or confirming such information. PPG undertakes no obligation to update any forward-looking statement, except as otherwise required by applicable law.

Discussion Topics • Transaction Highlights • About the Acquired Business • Impact on PPG • Summary / Question and Answer Session 3

Transaction Highlights • Overview:  AkzoNobel’s North American Architectural Coatings Business • Price:  $1.05 billion, including certain assumed liabilities  PPG financing - existing PPG cash will be utilized • Potential Timeline:  Approved by Board of Directors of both companies  Regulatory review and approval  Deal completion anticipated in early second quarter 2013 4

Discussion Topics • Transaction Highlights • About the Acquired Business • Impact on PPG • Summary / Question and Answer Session 5

AkzoNobel’s North American Architectural Coatings Business Overview • Second largest architectural coatings business in N.A. (2011 revenue - $1.5B)  Second largest in the United States  Leading position in Canada  One of the leaders in Puerto Rico and the Caribbean • Strong participation in all three distribution channels  600 company owned stores  Serves several major national home centers in the U.S. and Canada  Solid presence with independent distributors 6

AkzoNobel’s North American Architectural Coatings Excellent Portfolio of Brands in Each Channel 7 Distribution Channel United States Canada Home Centers Independent Dealers Company Stores

Geography United States Canada Caribbean 8 Distribution Channel Company Stores Home Centers Independent Distribution Strong geographic positioning with excellent distribution channel mix 2011 Sales ($1.5B) AkzoNobel’s North American Architectural Coatings

Discussion Topics • Transaction Highlights • About the Acquired Business • Impact on PPG • Summary / Question and Answer Session 9

10 85% 8% 7% Pro Forma* 2011 - $14.7B Continues accelerated pace of business portfolio transformation 57% 9% 20% 14% 2006 - $11.0B 73% 8% 7% 12% Coatings Optical and Specialty Materials Glass Chemicals 2011 - $14.9B * Pro Forma 2011 includes acquisition of AkzoNobel’s North American architectural coatings business and separation of PPG’s commodity chemical business and merger of that business into a Georgia Gulf Corp. subsidiary PPG Industries Sales Mix Impact on PPG

Improved Global Architectural Coatings Sales Mix North America Europe, Mid-East and Africa Other 11 More balanced geographically; additional exposure in early stages of U.S. construction recovery Current PPG Architectural Coatings Pro Forma* PPG Architectural Coatings All percentages are approximate * Pro Forma includes acquisition of AkzoNobel’s North American architectural coatings business

12 Distribution Channel Current PPG Outlets Current Akzo Outlets Combined Outlets * Regional Ranking* Company Owned Stores 400 600 1,000 #2 National Home Centers 2,000 6,000 8,000 #2 Independent Distributors 2,000 4,000 6,000 #2 Total Customer Touch Points 4,400 10,600 15,000 #2 Maintenance / Repaint Non- Residential Residential New Construction Significant expansion of customer touch points serving entire market Expanded Customer Touch Points Sales Orientation PPG Pro Forma* N.A. Architectural Coatings Business Profile All percentages and number of outlets are approximate * Pro Forma includes acquisition of AkzoNobel’s North American architectural coatings business

Increased U.S. company owned store breadth/density with additional room to grow U.S. Company Owned Store Network 13 * Pro Forma includes acquisition of AkzoNobel’s North American architectural coatings business PPG Pro Forma* Architectural Coatings Business Profile

Well established store network in Canada with excellent brand recognition Canadian Company Owned Store Network 14 * Pro Forma includes acquisition of AkzoNobel’s North American architectural coatings business PPG Pro Forma* Architectural Coatings Business Profile - Pushpins Dulux Stores

Discussion Topics • Transaction Highlights • About the Acquired Business • Impact on PPG • Summary / Question and Answer Session 15

Financial Summary • Purchase Price - $1.05B  $875 million in cash  $175 million assumed liabilities (Canadian Pension Plans)  No U.S. pension, post-retirement benefits (OPEB) or other non-commercial liabilities • Earnings Improvement ($160 million vs. current year results)  $60 million – lower costs upon closing  $30 million – incremental synergies by end of year one  $70 million – incremental synergies by end of year three • Expected PPG EPS Impact  Accretive in first year excluding non-recurring acquisition accounting impacts and restructuring  10% EBIT return on sales in third year 16

Question and Answer Session 17 Transaction Summary • Continues Accelerated Pace of PPG’s Transformation • Expands PPG’s North American Architectural Coatings Business  Expands business in all three distribution channels  Improved U.S. position (#2), leading (#1) positions in Canada and Caribbean • Attractive Financial Returns  $1.05B purchase price = 0.7x current year sales  Minimal acquisition of legacy liabilities  $160 million of earnings improvement and 10% EBIT return on sales in third year following acquisition  Will enhance PPG’s cash generation  Transaction occurring in early stages of U.S. construction market recovery offering potential upside

Appendix • Includes materials not commented on during prepared remarks 18

PPG Coatings End-Use Sales Mix 30% 70% 19 Special-Purpose Coatings: • Aerospace • Automotive OEM • Automotive Refinish • General Industrial • Protective & Marine • Packaging Architectural Coatings 40% 60% Current PPG Coatings Pro Forma* PPG Coatings All percentages are approximate * Pro Forma includes acquisition of AkzoNobel’s North American architectural coatings business Pro Forma* coatings mix by end-use market more closely matches overall industry

PPG

PPG Coatings Global Competitive Position

Pro Forma* Position by End-Use Market

	Global Position (market size)	Arch. (~$43B)	Industrial (~$25B)	Protective & Marine (~$12B)	Refinish/ Collision (~$6B)	Auto OEM (~$7B)	Packaging (~$3B)	Aerospace (~$2B)
PPG*	***#1***	#2 Market Position	#2 Market Position	#2 Market Position	#1 Market Position	#1 Market Position	#2 Market Position	#1 Market Position
AkzoNobel*	***#2***	#3 Market Position	#1 Market Position	#1 Market Position	#3 Market Position	No Meaningful Presence	#3 Market Position	#2 Market Position
Sherwin-Williams*	***#3***	#1 Market Position	#4+ Market Position	#4+ Market Position	#4+ Market Position	No Meaningful Presence	No Meaningful Presence	#4+ Market Position
DuPont	***#4***	No Meaningful Presence	#4+ Market Position	No Meaningful Presence	#2 Market Position	#3 Market Position	No Meaningful Presence	No Meaningful Presence
Valspar	***#5***	#4+ Market Position	#3 Market Position	No Meaningful Presence	#4+ Market Position	No Meaningful Presence	#1 Market Position	No Meaningful Presence
BASF	***#6***	#4+ Market Position	#4+ Market Position	No Meaningful Presence	#4+ Market Position	#2 Market Position	No Meaningful Presence	No Meaningful Presence

#1 Market Position **#2 Market Position** **#3 Market Position** **#4+ Market Position** **No Meaningful Presence**

* Pro Forma includes PPG's acquisition of AkzoNobel's North American architectural coatings business and Sherwin-Williams' acquisition of Comex
Source: PPG estimates

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#3 Global Position 40% 60% PPG Coatings Global Position 21 45% 25% 30% #1 Global Position #2 Global Position Current PPG Coatings Pro Forma* PPG Coatings Global #1 or #2 position in each coatings end-use market All percentages are approximate * Pro Forma includes acquisition of AkzoNobel’s North American architectural coatings business

PPG Coatings Geographic Mix 22 32% 34% 8% 21% 5% 43% 27% 6% 20% 4% Current PPG Coatings Pro Forma* PPG Coatings U.S. & Canada Western Europe Eastern Europe Asia Latin America 32% 34% 8% 21% 5% 43% 27% 6% 20% 4% Broad geographic sales mix remains, with additional exposure to U.S. & Canada All percentages are approximate * Pro Forma includes acquisition of AkzoNobel’s North American architectural coatings business

Coatings Industry Participation 23 Akzo- Nobel PPG Sherwin- Williams DuPont BASF Valspar RPM Nippon Kansai Jotun Others PPG Akzo- Nobel Sherwin- Williams DuPont BASF Valspar RPM Nippon Kansai Jotun Others *Pro Forma includes PPG’s acquisition of AkzoNobel’s North American architectural coatings business and Sherwin-Williams’ acquisition of Comex Source: Analyst and PPG estimates of company revenues Current Sales Pro Forma* Sales